As filed with the Securities and Exchange Commission on August 8, 2016

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22499

The Cushing Renaissance Fund

(Exact name of registrant as specified in charter)

8117 Preston Road, Suite 440, Dallas, TX 75225

(Address of principal executive offices) (Zip code)

Jerry V. Swank

8117 Preston Road, Suite 440, Dallas, TX 75225

(Name and address of agent for service)

214-692-6334

Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2016

Item 1. Reports to Stockholders.

Semi-Annual Report

May 31, 2016

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

The Cushing® Renaissance Fund

Shareholder Letter

Dear Fellow Shareholder,

The Cushing® Renaissance Fund (the “Fund”) generated a negative return for shareholders for the first half of the fiscal year ended May 31, 2016. For the period, the Fund delivered a Net Asset Value Total Return (equal to the change in net asset value (“NAV”) per share plus reinvested cash distributions paid during the period) of -3.37%, versus total returns of 2.92% for the S&P North America Natural Resources Sector Index and 1.93% for the S&P 500 Index. The Fund’s Share Price Total Return (equal to the change in market price per share plus reinvested cash distributions paid during the period) was 3.51% for the period and differed from the Net Asset Value Total Return due to fluctuations in the discount of share price to NAV. The Fund’s shares traded at a 13.84% discount to NAV as of the end of the period, compared to a 19.56% discount at the end of the last fiscal year and a 16.17% discount at May 31, 2015.

Market Review

Much like the prior fiscal year, the modest advance in the broader equity markets in the beginning of this fiscal year belied a volatile period that happened to end the period slightly higher than where it began. The S&P 500 Index, a broad-based equity index, was down as much as 13% during the month of February before fully recovering those losses in the month of April. Metals and Mining stocks ( up 29% for the period) were by far the best performers in the S&P 500 Index, followed by traditionally defensive sectors — Utilities (+16%), Telecoms (+16%), and Consumer Staples (+7%). Gold prices rose 13.5% for the period, aiding the performance of the Metals and Mining group.

Fund Performance

The majority of sectors in which the Fund invests were flat or down during the period. We believe the unimpressive performance of most pro-cyclical sectors (with the obvious exception of Metals and Mining) reflected concerns about global economic growth and an anticipated Federal Reserve interest rate hike. Furthermore, the prices of crude oil and natural gas are important variables for many of the sectors in which the Fund invests, and both of these commodities made fresh cycle lows this past winter before recovering.

The Fund under-performed the S&P 500 Index in the first half of the year because of the relative performance of defensive sectors versus cyclical sectors, as detailed above. The S&P North America Natural Resources Sector Index is comprised of energy and basic materials stocks; its comparatively high weighting of the Metals and Mining sector and the excellent performance of those stocks in the first half of the Fund’s fiscal year led to its out-performance.

The biggest contributors to the Fund’s performance during the period were positions in CenterPoint Energy, Inc., Exelon Corporation, and Energy Transfer Equity, LP. CenterPoint Energy and Exelon are both utilities with significant non-utility businesses, and both companies suffered under-performance in 2015 due to company-specific risks. In CenterPoint’s case, investors were concerned the company would have to trim its dividend as it controls a publicly-traded master limited partnership whose finances were stressed by the challenging energy environment. Cost cutting and a more resilient than expected business model kept cash flows stable and allowed CenterPoint to not just maintain, but grow its dividend in 2016. Exelon Corp pursued an acquisition that took longer and cost more to close than expected. Additionally, it has exposure to natural gas prices through its merchant power business.

These factors contributed to under-performance in 2015, but were resolved in the first half of the fiscal year as the acquisition closed and financial results showed earnings resilience despite weakness in natural gas prices. Lastly, Energy Transfer rallied as oil and gas prices recovered from their February lows and as its proposed acquisition of Williams Companies was called into question, thereby reducing concern that Energy Transfer’s distribution would have to be cut after the deal to de-leverage its balance sheet.

The Fund’s biggest detractors from performance during the fiscal year were positions in Calumet Specialty Products Partners LP, Teekay Corporation, and Capital Product Partners LP. Calumet was the Fund’s worst performer during the period. The company’s financial position deteriorated rapidly at the beginning of 2016 as refining and oilfield service margins plummeted. Anticipating a distribution cut, we sold the position to avoid further losses. Teekay and Capital Products Partners ship energy commodities or chemicals overseas. These companies suffered with the decline in energy prices and cut their distributions, which adversely impacted their share prices.

We sold several large holdings during the first six months of the Fund’s fiscal year, including Dow Chemical, PPL Corp, HollyFrontier Corp, and Total SA. We sold Dow, PPL, and Total to take profits on stocks that were close to our price targets. We also sold half of the Fund’s Exelon position after its 25% rally. We sold HollyFrontier and the aforementioned Calumet, Teekay, and Capital Products Partners positions, in an attempt to avoid further losses.

We added significantly to the Fund’s exposure of Exploration and Production stocks (oil and gas producers) and Industrial stocks during the period, particularly during the market’s swoon in February and March, to take advantage of what we viewed as oversold conditions and cheap valuations. We also trimmed exposure to the Chemicals and Basic Materials sectors. At the end of the period, the Fund’s biggest exposures were to companies in the Utilities, Exploration and Production, and Refining sectors.

The Fund employs leverage for additional income and total return potential and generally seeks to maintain a leverage ratio of between 105% and 120% during normal market conditions. At the end of the period, the Fund had a leverage ratio of 110%, which compares to an average 103% leverage ratio throughout the period and 130% at the end of the Fund’s last fiscal year. The Fund periodically carries higher than normal leverage to maximize capture of dividends. As the prices of the Fund’s investments increase or decline, there is a risk that the impact to the Fund’s NAV and total return will be negatively impacted by leverage, but the Fund’s use of leverage is intended to have a positive impact over the longer term.

Outlook

We noted in our last two letters that sector leaders and laggards were telling inconsistent stories — Consumer and Technology sectors were strong in the second half of the last fiscal year, but other sectors that typically indicate economic expansion, such as Industrials and Transportation, were weak. For this reason, we thought the broader equity markets would be range-bound in the first half of this fiscal year as the prospect of slower growth and a Federal Reserve rate hike limited market upside; we were surprised at the rapidity of equities’ and commodities’ declines in February and just as surprised at how quickly they recovered. Our other expectation for the first half of the Fund’s fiscal year was that interest-rate sensitive sectors would perform well after a tough 2015; this came to fruition as Utilities were the second best performing stocks in the past six months, and Master Limited Partnerships were also solidly positive. We still think “range-bound” best describes our expectations for the stock market for the second half of the Fund’s fiscal year. We envision the S&P 500 Index will likely struggle to make new highs in the slowing growth scenario, but valuations are not unreasonable and therefore may limit severe downside risk beyond February’s low.

The oil and natural gas markets tested the resolve of energy producers in the first half of the Fund’s fiscal year, with both commodities hitting what we believe could be their cycle low. Producers, interested in their own survival, reacted with layoffs, drastically reduced drilling activity, and barebones capital expenditure plans. Several smaller producers were forced to seek bankruptcy protection. These defensive moves set in motion what we believe could be a sustained recovery in crude oil and natural gas prices as recent supply data shows declines while demand hits new record levels. Crude oil prices could continue to rise in the second half of the Fund’s fiscal year on the strength of demand for refined products and inability of supply to react too quickly. Natural gas may have a more complicated outlook because mild temperatures last winter created a significant over-supply situation. We think the supply-demand balance could continue its improvement trend into summer, driving up prices, but that supply could come back more easily than the supply of crude oil, which may limit the upside for natural gas.

We see an opportunity for sectors in the Fund’s investment universe, the beneficiaries of the U.S. Energy and Industrial Renaissance, to out-perform this moderate outlook as crude oil and natural gas firm on tightening supply conditions, and large growth projects currently being funded by some of the Fund’s core, long-term holdings start to come online. After multi-year investments in projects like new petrochemical plants, export capability, refining additions, and logistics, these companies could move into a virtuous cycle of lower capital expenditure and higher earnings and free cash flow, which in turn could fund higher dividends, stock repurchases, and debt reduction. Many of these projects are slated for start-up in 2016-2019. This is the essence of the Renaissance strategy: sustainable competitive advantages in the production of crude oil and natural gas helping lead to secular growth for a host of industries involved in producing, consuming or moving that energy. While stubbornly high production and lower prices of energy commodities hurt parts of the value chain over the last two years, these factors can be a boon to others. We have excellent visibility through the end of the decade on myriad projects designed to capitalize on this cheap and abundant energy. More importantly, we believe equity markets are not discounting this opportunity in the stock prices of companies in many of the Fund’s investment sectors, and we believe the resilience in earnings that these companies will ultimately demonstrate could lead to a better valuation.

In summary, we believe companies benefiting from the U.S. Energy and Industrial Renaissance have the potential to outperform in the second half of the Fund’s fiscal year and beyond as they begin to see their long-term growth realized in results and in forward earnings estimates. Against the backdrop of a mediocre economic outlook, we believe the growth of these companies could be stark, and could drive relative out-performance.

We truly appreciate your support, and we look forward to helping you achieve your investment goals in the coming year.

Sincerely,

Jerry V. Swank
Chairman, Chief Executive Officer and President

The information provided herein represents the opinion of the Fund’s portfolio managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice. The opinions expressed are as of the date of this report and are subject to change.

The information in this report is not a complete analysis of every aspect of any market, sector, industry, security or the Fund itself. Statements of fact are from sources considered reliable, but the Fund makes no representation or warranty as to their completeness or accuracy. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. Please refer to the Schedule of Investments for a complete list of Fund holdings.

Past performance does not guarantee future results. Investment return, net asset value and common share market price will fluctuate so that you may have a gain or loss when you sell shares. Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from net asset value. This characteristic is separate and distinct from the risk that net asset value could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below net asset value. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

An investment in the Fund involves risks. The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. The Fund’s investments will be concentrated in the energy sector and industrial and manufacturing companies. Thus, the Fund may be subject to more risks than if it were more broadly diversified over numerous industries and sectors of the economy. Energy companies may be affected by fluctuations in the prices of commodities, declines in production or supply sources, a sustained decline in demand, environmental liabilities, changes in regulation and other risks. MLPs are subject certain risks inherent in the structure of MLPs, including complex tax structure risks, the limited ability for election or removal of management, limited voting rights, potential dependence on parent companies or sponsors for revenues to satisfy obligations, and potential conflicts of interest between partners, members and affiliates. The potential tax benefits from investing in MLPs depend on them being treated as partnerships for federal income tax purposes. If the MLP is deemed to be a corporation then its income would be subject to federal taxation at the entity level, reducing the amount of cash available for distribution to the Fund which could result in a reduction of the Fund’s value.

The Fund incurs operating expenses, including advisory fees, as well as leverage costs. Investment returns for the Fund are shown net of fees and expenses.

Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please refer to the Schedule of Investments for a complete list of Fund holdings.

The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance. The S&P North American Natural Resources Sector Index measures the performance of U.S. traded natural resources related stocks. Neither of these indices includes fees or expenses. It is not possible to invest directly in an index.

The Cushing® Renaissance Fund

Allocation of Portfolio Assets (Unaudited)

May 31, 2016

(Expressed as a Percentage of Total Investments)

(1)	Fund holdings and sector allocations are subject to change and there is no assurance that the Fund will continue to hold any particular security.
(2)	Common Stock
(3)	Senior Notes
(4)	Master Limited Partnerships and Related Companies

The Cushing® Renaissance Fund

Key Financial Data (Supplemental Unaudited Information)

The Information presented below regarding Distributable Cash Flow is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. Supplemental non-GAAP measures should be read in conjunction with our full financial statements.

	Period from December 1, 2015 through May 31, 2016	Fiscal Year Ended 11/30/15	Fiscal Year Ended 11/30/14	Fiscal Year Ended 11/30/13	Period from September 25, 2012(a) through November 30, 2012
FINANCIAL DATA
Total income from investments
Distributions and dividends received, net of foreign taxes withheld	$3,105,746	$6,280,188	$6,537,721	$5,652,293	$852,049
Interest income & other	$1,314,202	$2,556,657	$2,838,317	$2,611,738	$98,905

Total income from investments	$4,419,948	$8,836,845	$9,376,038	$8,264,031	$950,954
Advisory fee and operating expenses
Advisory fees, less expenses waived by Adviser	$674,314	$1,979,660	$2,678,764	$1,951,299	$242,764
Operating expenses (b)	252,138	533,904	545,286	533,110	236,794
Leverage costs	41,545	181,532	267,870	251,755	0
Other	3,097	5,119	1,207	4,944	250

Total advisory fees and operating expenses	$971,094	$2,700,215	$3,493,127	$2,741,108	$479,808
Distributable Cash Flow (DCF) (c)	$3,448,854	$6,136,630	$5,882,911	$5,522,923	$471,146
Distributions paid on common stock	$4,964,435	$9,928,869	$9,928,869	$8,960,199	$0
Distributions paid on common stock per share	$0.82	$1.64	$1.64	$1.48	$0.00
Distribution Coverage Ratio
Before advisory fee and operating expenses	0.9 x	0.9 x	0.9 x	0.9 x	0.0 x
After advisory fee and operating expenses	0.7 x	0.6 x	0.6 x	0.6 x	0.0 x
OTHER FUND DATA (end of period)
Total Assets, end of period	119,885,221	126,197,190	180,609,847	191,388,953	149,337,184
Unrealized appreciation (depreciation)	(3,676,776)	(3,758,216)	18,534,134	23,272,117	(255,691)
Short-term borrowings	4,311,007	7,321,000	24,171,751	24,659,062	0
Short-term borrowings as a percent of total assets	4%	6%	13%	13%	0%
Net Assets, end of period	107,650,873	118,568,412	156,094,420	166,240,231	143,850,293
Net Asset Value per common share	$17.78	$19.58	$25.78	$27.46	$23.76
Market Value per share	$15.32	$15.75	$23.51	$24.30	$23.41
Market Capitalization	$92,750,160	$95,353,461	$142,333,960	$147,116,768	$141,728,541
Shares Outstanding	6,054,188	6,054,188	6,054,188	6,054,188	6,054,188

(a)	Commencement of operations.

(b)	Excludes expenses related to capital raising.

(c)	“Net Investment Income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow: increased by the return of capital on MLP distributions.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2016

COMMON STOCK — 73.6%	Shares	Fair Value
Chemicals — 12.1%
Netherlands — 4.9%
LyondellBasell Industries NV	65,000	$5,288,400
United States — 7.2%
Sealed Air Corporation(1)	60,000	2,786,400
Westlake Chemical Corporation(1)	50,000	2,206,500
W.R. Grace & Company	35,000	2,717,400

		12,998,700

Exploration & Production — 18.1%
France — 2.7%
Total SA	60,000	2,911,200
Netherlands — 1.4%
Royal Dutch Shell PLC	30,000	1,454,700
Norway — 4.0%
Statoil ASA	275,000	4,334,000
United Kingdom — 2.9%
BP Plc	100,000	3,140,000
United States — 7.1%
Matador Resources Company(2)	50,000	1,136,000
Occidental Petroleum Corporation	57,500	4,337,800
Synergy Resources Corporation(2)	350,000	2,114,000

		19,427,700

Industrials — 5.3%
Ireland — 2.2%
Pentair Plc	40,000	2,409,600
United States — 3.1%
Flowserve Corporation	50,000	2,406,500
ITT, Inc.	25,000	887,750

		5,703,850

Oil Services — 0.8%
United States — 0.8%
Baker Hughes, Inc.	20,000	927,600

Refiners — 14.2%
United States — 14.2%
Marathon Petroleum Corporation	80,000	2,786,400
PBF Energy, Inc.(1)	170,000	4,482,900
Phillips 66(1)	67,000	5,384,120
Valero Energy Corporation	25,000	1,367,500
Western Refining, Inc.	60,000	1,274,400

		15,295,320

Transportation — 4.6%
United States — 4.6%
CSX Corporation	90,000	2,378,700
Golar LNG Limited	100,000	1,740,000
XPO Logistics, Inc.(2)	30,000	877,800

		4,996,500

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2016 — (Continued)

COMMON STOCK — (Continued)	Shares	Fair Value
Utilities — 18.5%
United States — 18.5%
Centerpoint Energy, Inc.(1)	160,000	$3,604,800
Dominion Resources, Inc.(1)	65,000	4,696,250
Duke Energy Corporation	50,000	3,911,500
Exelon Corporation(1)	50,000	1,713,500
Questar Corporation	100,000	2,521,000
Sempra Energy(1)	32,500	3,481,400

		19,928,450

Total Common Stocks (Cost $74,659,729)		$79,278,120

MASTER LIMITED PARTNERSHIPS AND RELATED COMPANIES — 8.4%
Engineering & Construction — 4.0%
United States — 4.0%
Cheniere Energy Partners, L.P.(1)	150,000	$4,336,500

Midstream — 4.4%
United States — 4.4%
Delek Logistics Partners, L.P.(1)	100,000	2,639,000
MPLX, L.P.	65,000	2,073,500

		4,712,500

Total Master Limited Partnerships and Related Companies (Cost $6,128,698)		$9,049,000

FIXED INCOME — 28.0%	Principal Amount
Engineering & Construction — 4.6%
United States — 4.6%
Zachry Holdings, Inc., 7.500%, due 02/01/2020(3)	$5,000,000	$4,962,500

Exploration & Production — 12.8%
Canada — 2.0%
MEG Energy Corp., 6.375%, due 01/30/2023(3)	2,725,000	2,098,250

United States — 10.8%
Bill Barrett Corp., 7.000%, due 10/15/2022	2,750,000	1,945,625
Comstock Resources, Inc., 7.750%, due 04/01/2019	5,000,000	1,325,000
Denbury Resources, Inc., 4.625%, due 07/15/2023	4,000,000	2,720,000
Sabine Pass Liquefaction, LLC, 5.625%, due 02/01/2021	1,000,000	1,026,250
Sabine Pass Liquefaction, LLC, 5.750%, due 05/15/2024	1,000,000	1,010,000
Sanchez Energy Corp., 6.125%, due 01/15/2023	5,000,000	3,625,000

		13,750,125

Industrials — 5.7%
United States — 5.7%
H & E Equipment Services Inc., 7.000%, due 09/01/2022	2,000,000	2,070,000
United Rentals, Inc., 5.750%, due 11/15/2024	4,000,000	4,030,000

		6,100,000

Oil Services — 0.9%
United States — 0.9%
Key Energy Services, 6.750%, due 03/01/2021	4,000,000	990,000

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Schedule of Investments (Unaudited)	May 31, 2016 — (Continued)

FIXED INCOME — (Continued)	Principal Amount	Fair Value
Refiners — 4.0%
United States — 4.0%
Western Refining, Inc., 6.250%, due 04/01/2021	$4,750,000	$4,310,625

Total Fixed Income (Cost $41,328,719)		$30,113,250

TOTAL INVESTMENTS — 110.0% (Cost $122,117,146)		$118,440,370
Liabilities in Excess of Other Assets — (10.0%)		(10,789,497)

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS — 100.0%		$107,650,873

Percentages	are stated as a percent of net assets.

(1)	All or a portion of these securities are held as collateral pursuant to the loan agreements.

(2)	No distribution or dividend was made during the period ended May 31, 2016. As such, it is classified as a non-income producing security as of May 31, 2016.

(3)

Securities purchased pursuant to Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional buyers." These securities have been deemed to be liquid by the Fund's adviser under the supervision of the Board of Directors. As of May 31, 2016, the value of these investments was $7,060,750, or 6.56% of total net assets.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Assets & Liabilities (Unaudited)

May 31, 2016

Assets
Investments, at fair value (cost $122,117,146)	$118,440,370
Cash	12,742
Distributions and dividends receivable	728,279
Interest receivable	642,832
Prepaid expenses	60,998

Total assets	119,885,221

Liabilities
Payable to Adviser	126,205
Payable for investments purchased	7,666,584
Short-term borrowings	4,311,007
Accrued expenses and other liabilities	130,552

Total liabilities	12,234,348

Net assets applicable to common stockholders	$107,650,873

Net Assets Applicable to Common Stockholders Consisting of
Capital stock, $0.001 par value; 6,054,188 shares issued and outstanding (unlimited shares authorized)	$6,054
Additional paid-in capital	126,955,808
Distributions in excess of accumulated net investment income	2,010,019
Distributions in excess of accumulated net realized loss	(17,644,232)
Net unrealized depreciation on investments	(3,676,776)

Net assets applicable to common stockholders	$107,650,873

Net Asset Value per common share outstanding (net assets applicable to common shares divided by common shares outstanding)	$17.78

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Operations (Unaudited)

Period From December 1, 2015 through May 31, 2016

Investment Income
Distributions and dividends received, net of foreign taxes withheld of $62,297	$3,105,746
Less: return of capital on distributions	(1,249,710)

Distribution and dividend income	1,856,036
Interest income	1,314,202

Total Investment Income	3,170,238

Expenses
Advisory fees	674,314
Administrator fees	71,545
Professional fees	55,998
Trustees’ fees	46,262
Reports to stockholders	26,234
Insurance expense	22,649
Registration fees	15,065
Transfer agent fees	8,911
Custodian fees and expenses	5,474
Other expenses	3,097

Total Expenses before Interest Expense	929,549

Interest expense	41,545

Net Expenses	971,094

Net Investment Income	2,199,144

Realized and Unrealized Loss on Investments
Net realized loss on investments	(8,330,230)
Net realized gain on options	96,542

Net realized loss on investments	(8,233,688)
Net change in unrealized appreciation of investments	81,440

Net Realized and Unrealized Loss on Investments	(8,152,248)

Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,953,104)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statements of Changes in Net Assets

	Period From December 1, 2015 through May 31, 2016	Fiscal Year Ended November 30, 2015
	(Unaudited)
Operations
Net investment income	$2,199,144	$3,506,745
Net realized loss on investments and net realized gain on options	(8,233,688)	(8,811,534)
Net change in unrealized appreciation (depreciation) of investments	81,440	(22,292,350)

Net decrease in net assets applicable to common stockholders resulting from operations	(5,953,104)	(27,597,139)

Distributions and Dividends to Common Stockholders
Net investment income	—	(3,031,452)
Net realized gain	—	—
Return of capital	(4,964,435)	(6,897,417)

Total distributions and dividends to common stockholders	(4,964,435)	(9,928,869)

Total decrease in net assets applicable to common stockholders	(10,917,539)	(37,526,008)
Net Assets
Beginning of period	118,568,412	156,094,420

End of period	$107,650,873	$118,568,412

Distributions in excess of net investment income (loss) at the end of the period	$2,010,019	$(189,125)

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Statement of Cash Flows (Unaudited)

Period From December 1, 2015 through May 31, 2016

Operating Activities
Net Decrease in Net Assets Applicable to Common Stockholders Resulting from Operations	$(5,953,104)
Adjustments to reconcile net decrease in the net assets applicable to common stockholders to net cash provided by operating activities
Net change in unrealized appreciation of investments	(81,440)
Purchases of investments	(165,940,006)
Proceeds from sales of investments	151,697,845
Proceeds from option transactions, net	8,537,791
Return of capital on distributions and dividends	1,249,710
Net realized loss on sales of investments	8,233,688
Net sales of short-term investments	81,020
Net accretion/amortization of senior notes’ premiums/discounts	15,968
Changes in operating assets and liabilities
Receivable for investments sold	2,798,029
Distributions and dividends receivable	(264,744)
Interest receivable	(11,311)
Prepaid expenses	8,161
Payable to Adviser, net of waiver	(15,063)
Payable for investments purchased	7,666,584
Payable to Trustees	(9,000)
Accrued expenses and other liabilities	(26,958)

Net cash provided by operating activities	7,987,170

Financing Activities
Proceeds from borrowing facility	35,615,007
Repayment of borrowing facility	(38,625,000)
Distributions and dividends paid to common stockholders	(4,964,435)

Net cash used in financing activities	(7,974,428)

Increase in Cash and Cash Equivalents	12,742
Cash and Cash Equivalents:
Beginning of period	—

End of period	$12,742

Supplemental Disclosure of Cash Flow and Non-cash Information
Interest Paid	$41,566

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Financial Highlights

	Period From December 1, 2015 through May 31, 2016		Fiscal Year Ended November 30, 2015	Fiscal Year Ended November 30, 2014	Fiscal Year Ended November 30, 2013	Period From September 25, 2012(1) through November 30, 2012
	(Unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$19.58		$25.78	$27.46	$23.76	$—
Public offering price	—		—	—	—	25.00
Underwriting discounts and offering costs on issuance of common shares	—		—	—	—	(1.17)
Income from Investment Operations:
Net investment income	0.36		0.58	0.53	0.72	0.01
Net realized and unrealized gain (loss) on investments	(1.34)		(5.14)	(0.57)	4.46	(0.08)

Total increase (decrease) from investment operations	(0.98)		(4.56)	(0.04)	5.18	(0.07)

Less Distributions to Common Stockholders:
Net investment income	—		(0.51)	(0.38)	(0.35)	—
Net realized gain	—		—	(0.41)	(1.13)	—
Return of capital	(0.82)		(1.13)	(0.85)	—	—

Total distributions to common stockholders	(0.82)		(1.64)	(1.64)	(1.48)	—

Net Asset Value, end of period	$17.78		$19.58	$25.78	$27.46	$23.76

Per common share fair value, end of period	$15.32		$15.75	$23.51	$24.30	$23.41

Total Investment Return Based on Fair Value(4)	3.51	%(3)	(27.15)%	2.85%	10.47%	(6.36	)%(3)

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of period (000’s)	$107,651		$118,568	$156,094	$166,240	$143,850
Ratio of expenses to average net assets after waiver(5)(6)	1.92%		1.95%	1.95%	1.75%	2.06%
Ratio of net investment income to average net assets before waiver(5)	4.36%		2.53%	1.81%	1.13%	(0.05)%
Ratio of net investment income to average net assets after waiver(5)	4.36%		2.53%	1.81%	1.37%	0.21%
Portfolio turnover rate	142.65	%(7)	101.17%	26.08%	87.61%	9.23	%(7)

(1)	Commencement of operations.

(2)	Information presented relates to a share of common stock outstanding for the entire period

(3)

Not annualized. Total investment return is calculated assuming a purchase of common stock at the initial public offering price and a sale at the closing price on the last day of the period reported. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(4)

Not annualized for periods less than one full year. The calculation also assumes reinvestment of dividends at actual prices pursuant to the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.

(5)	Annualized for periods less than one full year.

(6)

The ratio of expenses to average net assets before waiver was 1.92%, 1.95%, 1.96%, 1.99% and 2.32% for the period ended May 31, 2016, and fiscal years ended November 30, 2015, 2014 and 2013, and the fiscal period from September 25, 2012 through November 30, 2012, respectively.

(7)	Not annualized.

See Accompanying Notes to the Financial Statements.

The Cushing® Renaissance Fund

Notes to Financial Statements (Unaudited)

May 31, 2016

1.    Organization

The Cushing® Renaissance Fund (the “Fund”) was formed as a Delaware statutory trust on November 16, 2010, and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund is managed by Cushing® Asset Management, LP (“Adviser”). The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund commenced operations on September 25, 2012. The Fund’s shares are listed on the New York Stock Exchange under the symbol “SZC.”

2.    Significant Accounting Policies

A.  Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B.  Investment Valuation

The Fund uses the following valuation methods to determine fair value as either fair value for investments for which market quotations are available, or if not available, the fair value, as determined in good faith pursuant to such policies and procedures as may be approved by the Fund’s Board of Trustees (“Board of Trustees”) from time to time. The valuation of the portfolio securities of the Fund currently includes the following processes:

(i)  The market value of each security listed or traded on any recognized securities exchange or automated quotation system will be the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded except those listed on the NASDAQ Global Market®, NASDAQ Global Select Market® and the NASDAQ Capital Market® exchanges (collectively, “NASDAQ”). Securities traded on NASDAQ will be valued at the NASDAQ official closing price. If no sale is reported on that date, the closing price from the prior day may be used.

(ii)  Listed options on debt securities are valued at the last sale price, or if there are no trades for the day, the mean of the bid price and the ask price. Unlisted options on debt or equity securities are valued based upon their composite bid prices if held long, or their composite ask prices if held short. Futures are valued at the settlement price. Premiums for the sale of options written by the Fund will be included in the assets of the Fund, and the market value of such options will be included as a liability.

(iii)  The Fund’s non-marketable investments will generally be valued in such manner as the Adviser determines in good faith to reflect their fair values under procedures established by, and under the general supervision and responsibility of, the Board of Trustees. The pricing of all assets that are fair valued in this manner will be subsequently reported to and ratified by the Board of Trustees.

The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount, if any, is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the fair value of the short positions.

Subsequent fluctuations in market prices of securities sold short may require purchasing the securities at prices which may differ from the fair value reflected on the Statement of Assets and Liabilities. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized under the termination of a short sale. The Fund is also subject to the risk that it may be unable to reacquire a security to terminate a short position except at a price substantially in excess of the last quoted price. The Fund is liable for any distributions and dividends (collectively referred to as “Distributions”) paid on securities sold short and such amounts, if any, would be reflected as Distribution expense in the Statement of Operations. The Fund’s obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer. The Fund also will be required to segregate similar collateral to the extent, if any, necessary so that the value of both collateral amounts in the aggregate is at all times equal to at least 100% of the current fair value of the securities sold short. The Fund did not hold any securities sold short as of May 31, 2016.

C.  Security Transactions, Investment Income and Expenses

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on a specific identified cost basis. Interest income is recognized on an accrual basis, including amortization of premiums and accretion of discounts. Distributions are recorded on the ex-dividend date. Distributions received from the Fund’s investments in master limited partnerships (“MLPs”) generally are comprised of ordinary income, capital gains and return of capital. The Fund records investment income on the ex-date of the Distributions. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the Distribution income received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded, as the actual character of these Distributions is not known until after the fiscal year end of the Fund.

The Fund estimates the allocation of investment income and return of capital for the Distributions received from its portfolio investments within the Statement of Operations. For the period ended May 31, 2016, the Fund has estimated approximately 40% of the Distributions from its portfolio investments to be return of capital.

Expenses are recorded on an accrual basis.

D.  Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The character of Distributions to common stockholders made during the period may differ from their ultimate characterization for federal income tax purposes. For the period ended May 31, 2016, the Fund’s Distributions were expected to be comprised of 100%, or $4,964,435, return of capital. For Federal income tax purposes, Distributions of short-term capital gains are treated as ordinary income distributions. In addition, on an annual basis, the Fund may distribute additional capital gains in the last calendar quarter, if necessary, to meet minimum distribution requirements and thus avoid being subject to excise taxes. The final character of Distributions paid for the period ended May 31, 2016 will be determined in early 2017.

E.  Federal Income Taxation

The Fund intends to qualify each year for special tax treatment afforded to a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (“IRC”). In order to qualify as a RIC, the Fund must, among other things, satisfy income, asset diversification and distribution requirements. As long as it so qualifies, the Fund will not be subject to U.S. federal income tax to the extent that it distributes annually its investment company taxable income (which includes ordinary income and the excess of net short-term capital gain over net long-term capital loss) and its

“net capital gain” (i.e., the excess of net long-term capital gain over net short-term capital loss). The Fund intends to distribute at least annually substantially all of such income and gain. If the Fund retains any investment company taxable income or net capital gain, it will be subject to U.S. federal income tax on the retained amount at regular corporate tax rates. In addition, if the Fund fails to qualify as a RIC for any taxable year, it will be subject to U.S. federal income tax on all of its income and gains at regular corporate tax rates.

The Fund recognizes in the financial statements the impact of a tax position, if that position is more-likely-than-not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

F.  Cash and Cash Equivalents

The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

G.  Cash Flow Information

The Fund makes Distributions from investments, which include the amount received as cash distributions from MLPs, common stock dividends and interest payments. These activities are reported in the Statement of Changes in Net Assets, and additional information on cash receipts and payments is presented in the Statement of Cash Flows.

H.  Indemnification

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under such indemnification arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

I.  Derivative Financial Instruments

The Fund provides disclosure regarding derivatives and hedging activity to allow investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position.

The Fund occasionally purchases and sells (“writes”) put and call equity options as a source of potential protection against a broad market decline. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Options are settled for cash.

Purchased Options — Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the fair value of the option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. If the option is allowed to expire, the Fund will lose the entire premium paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options — Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the fair value of the written option and any change in fair value is recorded as unrealized appreciation or depreciation of investments. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Put options written subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund has adopted the disclosure provisions of Financial Accounting Standards Board (“FASB”) Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Fund’s use of and accounting for derivative instruments and the effect of derivative instruments on the Fund’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

There were no transactions in purchased options during the period ended May 31, 2016.

Transactions in written options contracts for the period ended May 31, 2016, were as follows:

	Contracts	Premiums
Outstanding at November 30, 2015	—	$—
Options written	5,100	291,971
Options covered	—	—
Options exercised	(2,000)	(195,429)
Options expired	(3,100)	(96,542)

Outstanding at May 31, 2016	—	—

The average monthly fair value of written options during the period ended May 31, 2016 was $86,583.

The effect of derivative instruments on the Statement of Operations for the period ended May 31, 2016:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$96,542	$96,542

Amount of Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments under ASC 815	Purchased Options	Written Options	Total
Equity Contracts	$—	$—	$—

3.    Concentrations of Risk

The Fund’s investment objective is to seek a high total return with an emphasis on current income. The Fund will seek to achieve its investment objective by investing, under normal market conditions, at least 80% of its Managed Assets (as defined below) in (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies (collectively, “Energy Companies”), (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Adviser expects to benefit from growing energy production and lower feedstock costs relative to global costs (collectively, “Industrial Companies”) and, (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry (collectively, “Logistics Companies” and, together with Energy Companies, and Industrial Companies, “Renaissance Companies”); up to 25% of its Managed Assets in securities of energy MLPs; up to 25% of its Managed Assets in unregistered or otherwise restricted securities, including securities issued by private companies; and up to 30% of its Managed Assets in debt securities, preferred stock and convertible securities, provided that such securities are (a) rated, at the time of investment, at least (i) B3 by Moody’s Investors Service, Inc. (“Moody’s”), (ii) B- by Standard & Poor’s (“S&P”) or Fitch Ratings (“Fitch”), or (iii) of a comparable rating by another Nationally Recognized Statistical Rating Organization (“NRSRO”) or (b) with respect to up to 10% of its Managed Assets, lower rated or unrated at the time of investment. These investments may include securities such as partnership interests, limited liability company interests or units, trust units, common stock, preferred stock, convertible securities, warrants and depositary receipts and debt securities. The Fund will not invest directly in commodities.

“Managed Assets” means the total assets of the Fund, minus all accrued expenses incurred in the normal course of operations other than liabilities or obligations attributable to investment leverage, including, without limitation, investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of shares of preferred stock or other similar preference securities and/or (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objective and policies.

4.    Agreements and Related Party Transactions

The Fund has entered into an Investment Management Agreement with the Adviser (the “Agreement”). Under the terms of the Agreement, the Fund has agreed to pay the Adviser a fee payable at the end of each calendar month, at an annual rate equal to 1.25% of the average weekly value of the Fund’s Managed Assets during such month. The Adviser earned $674,314 in advisory fees for the period ended May 31, 2016.

The Fund has engaged U.S. Bancorp Fund Services, LLC to serve as the Fund’s administrator. The Fund pays the administrator a monthly fee computed at an annual rate of 0.09% of the first $100,000,000 of the Fund’s average daily net assets, 0.07% on the next $200,000,000 of average daily net assets and 0.04% on the balance of the Fund’s average daily net assets, with a minimum annual fee of $70,000.

U.S. Bancorp Fund Services, LLC serves as the Fund’s transfer agent, dividend paying agent, and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Fund’s custodian. The Fund pays the custodian a monthly fee computed at an annual rate of 0.004% of the Fund’s average daily market value, with a minimum annual fee of $4,800.

5.    Income Taxes

It is the Fund’s intention to continue to qualify as a RIC under Subchapter M of the IRC and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in its financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences resulted in the reclassifications of $320,234 to accumulated net investment income, $88,843 from accumulated net realized loss and $231,391 from additional paid-in capital.

The following information is provided on a tax basis as of November 30, 2015:

Cost of investments	$126,526,141

Gross unrealized appreciation	$17,253,657
Gross unrealized depreciation	(21,544,852)

Net unrealized depreciation	(4,291,195)
Undistributed ordinary income	—
Undistributed long-term gains	—
Other accumulated losses	(9,066,690)

Total accumulated losses	$(13,357,885)

As of November 30, 2015, for federal income tax purposes, capital loss carryforwards of $7,876,753 were available as shown in the table below, to the extent provided by the regulations to offset future realized gains of the Fund through the years indicated.

Capital Loss Available Through	Short-Term Capital Loss Amount	Long-Term Capital Loss Amount
Unlimited	$7,586,615	$290,138

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on U.S. tax returns and state tax returns filed since inception of the Fund. No income tax returns are currently under examination. All tax years beginning after November 30, 2012 remain subject to examination by the tax authorities in the United States. Due to the nature of the Fund’s investments, the Fund may be required to file income tax returns in several states. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

6.    Fair Value Measurements

Various inputs that are used in determining the fair value of the Fund’s investments are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

These inputs are summarized in the three broad levels listed below.

		Fair Value Measurements at Reporting Date Using
Description	Fair Value as of May 31, 2016	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Assets
Equity Securities
Common Stock(a)	$79,278,120	$79,278,120	$—	$—
Master Limited Partnerships and Related Companies(a)	9,049,000	9,049,000	—	—

Total Equity Securities	88,327,120	88,327,120	—	—

Notes
Senior Notes(a)	30,113,250	—	30,113,250	—

Total Notes	30,113,250	—	30,113,250	—

Total Assets	$118,440,370	$88,327,120	$30,113,250	$—

(a)	All other industry classifications are identified in the Schedule of Investments. The Fund did not hold Level 3 investments at any time during the period ended May 31, 2016.

Transfers into and out of each level are measured at fair value as of the end of the period. There were no transfers between any levels during the period ended May 31, 2016.

7.    Investment Transactions

For the period ended May 31, 2016, the Fund purchased (at cost) and sold securities (proceeds) in the amount of $165,940,006 and $151,697,845 (excluding short-term securities), respectively. The Fund sold covered options (proceeds) in the amount of $8,245,820. The Fund sold written options (proceeds) in the amount of $291,971.

8.    Common Stock

The Fund had unlimited shares of capital stock authorized and 6,054,188 shares outstanding as of May 31, 2016. Transactions in common stock for the fiscal year ended November 30, 2015 and period ended May 31, 2016 were as follows:

Shares at November 30, 2014	6,054,188

Shares at November 30, 2015	6,054,188

Shares at May 31, 2016	6,054,188

9.    Borrowing Facilities

The Fund maintains a margin account arrangement with ScotiabankTM. The interest rate charged on margin borrowing is tied to the cost of funds for ScotiabankTM (which is LIBOR plus 0.80%). Proceeds from the margin account arrangement are used to execute the Fund’s investment objective.

The average principal balance and interest rate for during which the credit facilities were utilized during the period ended May 31, 2016 was approximately $7,150,000 and 1.12%, respectively. At May 31, 2016, the principal balance outstanding was $4,311,007.

10.    Subsequent Events

Subsequent to May 31, 2016, the Fund declared a distribution to common stockholders in the amount of $0.41 per share, payable on June 17, 2016 to stockholders of record on June 13, 2016.

The Cushing® Renaissance Fund

Additional Information (Unaudited)

May 31, 2016

Investment Policies and Parameters

Previously, the Fund had stated an intention to generally invest in 20-40 issuers. The Board of Trustees has approved eliminating that policy. While the Fund initially expects to invest in a greater number of issuers, the Fund may in the future invest in fewer issuers. The Fund is a non-diversified, closed-end management investment company under the 1940 Act. Accordingly, the Fund may invest a greater portion of its assets in a more limited number of issuers than a diversified fund. An investment in the Fund may present greater risk to an investor than an investment in a diversified portfolio because changes in the financial condition or market assessment of a single issuer may cause greater fluctuations in the value of the Fund’s shares.

Effective as of November 21, 2013, the Board of Trustees approved a revision of the Fund’s principal investment policies to clarify that, in addition to investments in companies across the entire supply chain spectrum, energy-intensive industrial and manufacturing companies and master limited partnerships, the Fund may invest in transportation and logistics companies providing solutions to the U.S. manufacturing industry.

The Commodity Futures Trading Commission (“CFTC”) amended Rule 4.5, which permits investment advisers to registered investment companies to claim an exclusion from the definition of commodity pool operator with respect to a fund provided certain requirements are met. In order to permit the Adviser to continue to claim this exclusion with respect to the Fund under the amended rule, the Fund limits its transactions in futures, options of futures and swaps (excluding transactions entered into for “bona fide hedging purposes,” as defined under CFTC regulations) such that either: (i) the aggregate initial margin and premiums required to establish its futures, options on futures and swaps do not exceed 5% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions; or (ii) the aggregate net notional value of its futures, options on futures and swaps does not exceed 100% of the liquidation value of the Fund’s portfolio, after taking into account unrealized profits and losses on such positions. The Fund and the Adviser do not believe that complying with the amended rule will limit the Fund’s ability to use futures, options and swaps to the extent that it has used them in the past.

Trustee and Executive Officer Compensation

The Fund does not currently compensate any of its trustees who are interested persons or any of its officers. For the period ended
May 31, 2016, the aggregate compensation paid by the Fund to the independent trustees was $68,529. The Fund did not pay any special compensation to any of its trustees or officers. The Fund continuously monitors standard industry practices and this policy is subject to change.

Cautionary Note Regarding Forward-Looking Statements

This report contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objective will be attained.

Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and information regarding how the Fund voted proxies relating to the portfolio of securities during the 12-month period ended June 30 are available to shareholders without charge, upon request by calling the Fund toll-free at (800)236-4424 and on the Fund’s website at www.cushingcef.com. Information regarding how the Fund voted proxies are also available to stockholders without charge on the SEC’s website at www.sec.gov.

Form N-Q

The Fund will file its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Fund’s Form N-Q and statement of additional information are available without charge by visiting the SEC’s website at www.sec.gov. In addition, you may review and copy the Fund’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

Portfolio Turnover

The portfolio turnover rate for the period ended May 31, 2016 was 142.65%. Portfolio turnover may vary greatly from period to period. The Fund does not consider portfolio turnover rate a limiting factor in the Adviser’s execution of investment decisions, and the Fund may utilize investment and trading strategies that may involve high portfolio turnover. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund.

Certifications

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Fund Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Tax Information

The Fund designated 94% of its ordinary income distribution for the year ended November 30, 2015 as qualified dividend income and 56% of the dividends paid from net ordinary income qualify for the dividends received deduction available to corporate stockholders.

Distribution and Dividend Reinvestment Plan

How the Plan Works

Unless the registered owner of common shares elects to receive cash by contacting the Plan Agent, all distributions and dividends (collectively referred to in this section as “dividends”) declared for your common shares of the Fund will be automatically reinvested by U.S. Bancorp Fund Services, LLC (the

“Plan Agent”), agent for stockholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. The Plan Agent will open an account for each common stockholder under the Plan in the same name in which such common stockholder’s common shares are registered. Whenever the Fund declares a dividend payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“newly-issued common shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per common share plus per share fees (which include any brokerage commissions the Plan Agent is required to pay) is greater than the net asset value per common share, the Plan Agent will invest the dividend amount in newly-issued common shares, including fractions, on behalf of the participants. The number of newly-issued common shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the payment date; provided that, if the net asset value per common share is less than 95% of the market price per common share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per common share on the payment date. If, on the payment date for any dividend, the net asset value per common share is greater than the market value per common share plus per share fees, the Plan Agent will invest the dividend amount in common shares acquired on behalf of the participants in open-market purchases.

Participation in the Plan

If a registered owner of common shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by the Plan Agent, as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written or telephonic instructions to the Plan Agent, as dividend paying agent. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional common shares of the Fund for you.

Plan Fees

There will be no per share fees with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

Tax Implications

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional common shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes.

Contact Information

For more information about the plan you may contact the Plan Agent in writing at PO Box 708, Milwaukee, WI 53201-0701, by calling the Plan Agent at 1-800-662-7232.

Privacy Policy

In order to conduct its business, the Fund collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Fund’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and dividend elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Fund’s other stockholders or the Fund’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Fund’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Other Information For Stockholders

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund from time to time may purchase its common shares of beneficial interest in the open market.

This report is sent to stockholders of The Cushing® Renaissance Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

The Fund does not make available copies of its Statement of Additional Information because the Fund’s shares are not continuously offered, which means that the Statement of Additional Information has not been updated after completion of the Fund’s initial public offering and the information contained in such Statement of Additional Information may have become outdated.

The Fund makes available performance and certain other on its website at www.cushingcef.com. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Fund. This reference to the Fund’s website is intended to allow investors public access to information regarding the Fund and does not, and is not intended to, incorporate the Fund’s website in this report.

Stockholder Proxy Voting Results

The annual meeting of stockholders for the Fund was held on May 25, 2016. The matters considered at the meeting by the fund with the actual vote tabulations relating to such matters are as follows:

To elect Messrs. Edward N. McMillan and Jerry V. Swank as Class II Trustees to hold off ice for a three-year term expiring the 2019 annual meeting, or until his successor is elected and duly qualified.

	Affirmative	Withheld
Edward N. McMillan	4,893,678	361,869
Jerry V. Swank	4,894,506	361,041

The Cushing® Renaissance Fund

Board Approval of Investment Management Agreement

May 31, 2016

On May 25, 2016, the Board of Trustees of the Fund (members of which are referred to collectively as the “Trustees”) met in person to discuss, among other things, the approval of the Investment Management Agreement (the “Agreement”) between the Fund and Cushing Asset Management, LP (the “Adviser”).

Activities and Composition of the Board

The Board of Trustees is comprised of four Trustees, three of whom are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Fund (the “Independent Trustees”). The Board of Trustees is responsible for the oversight of the operations of the Fund and performs the various duties imposed by the 1940 Act on the trustees of investment companies. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. Prior to its consideration of the Agreement, the Board of Trustees received and reviewed information provided by the Adviser. The Board of Trustees also received and reviewed information responsive to requests from independent counsel to assist it in its consideration of the Agreement. Before the Board of Trustees voted on the approval of the Agreement, the Independent Trustees met with independent legal counsel during executive session and discussed the Agreement and related information.

Consideration of Nature, Extent and Quality of the Services

The Board of Trustees received and considered information regarding the nature, extent and quality of services provided to the Fund under the Agreement. The Board of Trustees reviewed certain background materials supplied by the Adviser in its presentation, including the Adviser’s Form ADV.

The Board of Trustees reviewed and considered the Adviser’s investment advisory personnel, its history and the amount of assets currently under management by the Adviser. The Board of Trustees also reviewed the research and decision-making processes utilized by the Adviser, including the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Fund.

The Board of Trustees considered the background and experience of the Adviser’s management in connection with the Fund, including reviewing the qualifications, backgrounds and responsibilities of the management team members primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of the Fund’s actual and potential investments.

The Board of Trustees also reviewed, among other things, the Adviser’s conflict of interest policies, insider trading policies and procedures and its Code of Ethics. The Board of Trustees, including all of the Independent Trustees, concluded that the nature, extent and quality of services to be rendered by the Adviser under the Agreement were adequate.

Consideration of Advisory Fees and the Cost of the Services

The Board of Trustees reviewed and considered the contractual annual advisory fee to be paid by the Fund to the Adviser in light of the extent, nature and quality of the advisory services to be provided by the Adviser to the Fund.

The Board of Trustees considered the information they received comparing the Fund’s contractual annual advisory fee and overall expenses with (a) a peer group of competitor closed-end funds determined by the Adviser; and (b) other accounts or vehicles managed by the Adviser. Given the small universe of managers and funds fitting within the criteria for the peer group, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Trustees concurred with this approach.

Based on such information, the Board of Trustees determined that the peer group was of limited utility because of differences between the Fund and the other funds in the peer group, but to the extent applicable, the Fund’s levered management fee was slightly above median, but its total expense ratio was significantly below the peer group median. The Board of Trustees also concluded that the fee charged by the Adviser to the Fund relative to comparable accounts of the Adviser employing similar strategies was reasonable in light of the differences between the types of clients, the kinds of costs incurred by the Adviser and other considerations faced by the Adviser in competing for and servicing such clients.

Consideration of Investment Performance

The Board of Trustees regularly reviews the performance of the Fund throughout the year. The Board of Trustees reviewed performance information comparing the performance of the Fund against its benchmark index over several time horizons and using different performance metrics (e.g., stock price percent changes, total return percent changes and NAV total return percent changes). The Board of Trustees noted, among other things, that although the Fund did not outperform its benchmark index on a market or a NAV basis for the one-year period ending February 29, 2016, it continued to perform near the benchmark for both the 3-year and the since inception periods on a NAV basis.

Other Considerations

The Board of Trustees received and considered a profitability analysis prepared by the Adviser based on the fees payable by the Fund under the Agreement. The Board of Trustees considered the profits realized and anticipated to be realized by the Adviser in connection with the operation of the Fund and concluded that the profit, if any, anticipated to be realized by the Adviser in connection with the operation of the Fund is not unreasonable to the Fund.

The Board of Trustees considered whether economies of scale in the provision of services to the Fund had been or would be passed along to the shareholders under the Agreement. The Board of Trustees reviewed and considered any other incidental benefits derived or to be derived by the Adviser from its relationship with the Fund, including soft dollar arrangements or other so called “fall-out benefits.” The Board of Trustees concluded there were no material economies of scale or other incidental benefits accruing to the Adviser in connection with its relationship with the Fund.

Conclusion

In approving the Agreement and the fees charged under the Agreement, the Board of Trustees concluded that no single factor reviewed by the Board of Trustees was identified by the Board of Trustees to be determinative as the principal factor in whether to approve the Agreement. The summary set out above describes the most important factors, but not all of the matters, considered by the Board of Trustees in coming to its decision regarding the Agreement. On the basis of such information as the Board of Trustees considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after much discussion, the Board of Trustees concluded that each factor they considered, in the context of all of the other factors they considered, favored approval of the Agreement. It was noted that it was the judgment of the Board of Trustees that approval of the Agreement was consistent with the best interests of the Fund and its shareholders. A majority of the Trustees and, voting separately, a majority of the Independent Trustees, approved the Agreement.

The Cushing® Renaissance Fund

TRUSTEES

Brian R. Bruce

Ronald P. Trout

Edward N. McMillan

Jerry V. Swank

EXECUTIVE OFFICERS

Jerry V. Swank

Chief Executive Officer and President

John H. Alban

Chief Financial Officer and Treasurer

Barry Y. Greenberg

Chief Compliance Officer and Secretary

Judd B. Cryer

Vice President

INVESTMENT ADVISER

Cushing® Asset Management, LP

8117 Preston Road, Suite 440

Dallas, TX 75225

ADMINISTRATOR

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

CUSTODIAN

U.S. Bank, N.A.

1555 N. River Center Drive, Suite 302

Milwaukee, WI 53212

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 East Michigan Street, 3rd Floor

Milwaukee, WI 53202

LEGAL COUNSEL

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, NY 10036

INDEPENDENT

REGISTERED PUBLIC

ACCOUNTING FIRM

Ernst & Young LLP

2323 Victory Avenue, Suite 2000

Dallas, TX 75219

NOT FDIC INSURED   |   NOT BANK GUARANTEED   |   MAY LOSE VALUE

THE CUSHING® RENAISSANCE FUND

Investment Adviser Cushing® Asset Management, LP 8117 Preston Road Suite 440 Dallas, TX 75225 (214) 692-6334 (888) 777-2346 www.cushingcef.com www.cushingasset.com

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

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Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 12/01/2015-12/31/2015	0	0	0	0
Month #2 01/01/2016-01/31/2016	0	0	0	0
Month #3 02/01/2016-02/29/2016	0	0	0	0
Month #4 03/01/2016-03/31/2016	0	0	0	0
Month #5 04/01/2016-04/30/2016	0	0	0	0
Month #6 05/01/2016-05/31/2016	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule30a-3(b) under the Act and Rules13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

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(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Cushing Renaissance Fund

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Jerry V. Swank
Jerry V. Swank, President & Chief Executive Officer

Date August 5, 2016

By (Signature and Title)	/s/ John H. Alban
John H. Alban, Treasurer & Chief Financial Officer

Date August 5, 2016

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